UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2019
TRUPANION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36537	83-0480694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6100 4th Avenue S, Suite 200
Seattle, Washington 98108
(Address of principal executive offices, including zip code)

(855) 727 - 9079
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry Into a Material Definitive Agreement.
On April 29, 2019, Trupanion, Inc. (the "Company") and its subsidiaries Trupanion Managers USA, Inc., and 6100 Building, LLC (together, the “Subsidiaries”) entered into a Fourth Amendment to Loan and Security Agreement (the "Loan Amendment") with Pacific Western Bank, a California state chartered bank (the "PWB"), and Western Alliance Bank, an Arizona corporation ("WAB", and together with PWB, the "Lenders"), which amends that certain Loan and Security Agreement, dated as of December 16, 2016, as amended, by and between the Company, Subsidiaries and the Lenders (the “Original Loan Agreement”). Pursuant to the terms of the Original Loan Agreement, the Lenders agreed to provide the Company with an aggregate credit facility of $50,000,000. Capitalized terms not defined herein are defined in the Original Loan Agreement.
The Loan Amendment amends the Original Loan Agreement by, among other things, (i) reducing the interest rate to Prime Rate + 0.75%; (ii) extending the maturity date to June 28, 2022; and (iii) amending certain defined terms and covenants, including “Capitalized Expenditures” for certain cash outflows related to the Company’s elevator outfitting.
The foregoing description of certain terms contained in the Loan Amendment is not complete, and is qualified in its entirety by reference to: (i) the copy of the Loan and Security Agreement, filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, (ii) the copy of the First Amendment to the Loan and Security Agreement, filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2017, (iii) the copy of the Second Amendment to the Loan and Security Agreement, filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2017, (iv) the copy of the Third Amendment to the Loan and Security Agreement, filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2018 and (v) the terms and conditions of the actual Loan Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2019.
Item 2.02     Results of Operations and Financial Condition.
On May 2, 2019, the Company issued a press release and will hold a conference call regarding the Company's financial results for the first quarter ended March 31, 2019. A copy of the Company's press release is attached hereto as Exhibit 99.1.
The information furnished with this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	Exhibit 99.1	Press release issued by Trupanion, Inc. dated May 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUPANION, INC.

By:	/s/ Tricia Plouf
Name: Tricia Plouf
Title: Chief Financial Officer
Date: May 2, 2019